                                                                   EXHIBIT 10.43


           Dated                                                 1998



                  Castle Transmission Services (Holdings) Ltd.

                                    - and -

                     Castle Transmission (Trustees) Limited




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                             Employee Benefit Trust

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                     KPMG
                     1 Puddle Dock
                     London EC4V 3PD
                     CAS4.DOC

THIS TRUST DEED is made the    day of             1998


BETWEEN:-

(1) Castle Transmission Services (Holdings) Limited whose registered office is situate at Warwick Technology Park Gallows Hill Heathcote Lane Warwick CV34 6TN company number 3242381 ("the Company")

(2) Castle Transmission (Trustees) Limited whose registered office is situated at Warwick Technology Park Gallows Hill Heathcote Lane Warwick CV34 6TN company number 3507483 ("the Original Trustee")

WHEREAS:-

(A) The Company wishes to establish an employee share ownership trust to encourage and facilitate the holding of Shares by or for the benefit of Employees

(B) The Group Companies intend to make cash contributions and/or loans and/or act as guarantor for loans made to the Trustees for the above purpose to be held in accordance with the terms of the Trust

(C) It is intended that the Trustees will inter alia make awards pursuant to any Scheme and/or transfer Shares pursuant to any such Scheme

(D) It is intended the Trust will be irrevocable and will be an "employees' share scheme" as defined in section 743 of the Companies Act 1985 and that section 75(6)(d) of the Financial Services Act 1986 and Section 86 of the Act will apply to the Trust

(E)  The Original Trustee is a Group Company

NOW THIS DEED WITNESSES AND IT IS HEREBY AGREED as follows:

1(a) In this Deed unless the context otherwise requires the following expressions have the following meanings respectively:

     "the Act"                  means the Inheritance Tax Act 1984;

     "Beneficiaries"            means Employees and former Employees and their
                                Dependants;

     "The Bonus Share Plan"     means the Castle Transmission Services
                                (Holdings) Ltd Bonus Share Plan;

     "Close Company"            means a company within the meaning of the Income
                                and Corporation Taxes Act 1988 which is (or would be if resident in the United Kingdom) a close company for the purposes of that Act;

     "Dependants"               means wives, husbands, widows, widowers and
                                children or step-children under the age of 18;

     "Directors"                means the board of directors of the Company;

     "Employees"                means employees and executive directors of any
                                Group Company;

     "Group Company"            means the Company and any company which is its
                                subsidiary, its holding company or a subsidiary of its holding company. The definitions in section 736 of the Companies Act 1985 (as amended) apply for this purpose;

     "Scheme" means any employees' share scheme (as defined by section 743 of the Companies Act 1985) which any Group Company may from time to time establish and includes, where the context permits or requires the Bonus Share Plan;

     "Shares"                   means shares or debentures in any Group Company;

     "Trust"                    means the trust constituted by this document;

     "Trustees"                 means the Original Trustees or other the trustee
                                or trustees for the time being of the Trust;

     "Vesting Day"              means the earlier of:

                                (i) the expiry of the period of 80 years less
                                    one day from the date hereof (the period of 80 years being the perpetuity period applicable for the purposes of the Perpetuities and Accumulations Act 1964 to the dispositions made by or pursuant to this deed); and

                               (ii) such date as the Company appoints in writing
                                    (which date shall not be earlier than the date of such appointment);

(b)  In this Trust, except insofar as the context otherwise requires:

     (i) words denoting the singular shall include the plural and vice versa;

         (ii) words importing a gender shall include every gender and references to a person shall include bodies corporate and unincorporated and vice versa;

         (iii) reference to any enactment shall be constructed as a reference to that enactment as from time to time amended, modified, extended or re-enacted and shall include any orders, regulations, instruments or other subordinate legislation made under the relevant enactment.

2 The Trust is made for the above purpose for the benefit of the Beneficiaries and shall be known as "The Castle Transmission Services (Holdings) Employee Benefit Trust".

3(a) The Trustees shall hold the sum of (Pounds)100 transferred by the Company to the Trustees on the date hereof (the receipt whereof the Trustees hereby acknowledge) and all such further sums or property transferred to them to be held upon the trusts of this deed and all accretions thereto whether by way of accumulation of income or otherwise and all money and property from time to time representing any of the foregoing ("the Trust Fund") upon trust to invest so much thereof as consists of money in any investment or asset authorised by this deed or by law and as to any part thereof not consisting of money upon trust to sell the same with power in the Trustees' absolute discretion to postpone sale and upon trust to reinvest the proceeds of sale in any such authorised investment or asset with like power to sell vary transpose or exchange the same until the Vesting Day.

(b) The Trustees shall divide the Trust Fund into sub-funds so that all assets or sums contributed by any one Group Company and all income (if any) or other assets derived therefrom shall be allocated to a single sub-fund comprising only assets representing the contributions made by that same Group Company and the Beneficiaries of which for so long as such company is in existence shall be confined to the employees and former employees of such Group Company and their Dependants unless the Trustees and the relevant Group Company otherwise agree.

4(a) Subject to clause 3(b) the Trustees shall stand possessed of the Trust
     Fund and the income thereof upon trust to pay or apply the same to or for the benefit or advancement of the Beneficiaries or any one or more of them exclusive of the other or others of them at such times and in such shares and in such manner as the Trustees shall in their absolute discretion think fit PROVIDED THAT the Trustees may in their absolute discretion from time to time accumulate the whole or any part of any income and shall hold such accumulations as an accretion to the capital of the Trust Fund save that if an individual makes a gift to the Trust the Trustees must not accumulate any income arising from the subject matter of the gift or the property from time to time representing it following the expiry of 21 years from the date of such gift or following the Vesting Day if earlier.

(b) Subject as aforesaid and to clause 3(b) on the Vesting Day the Trustees shall hold the capital and income of the Trust Fund upon trust for such of the Beneficiaries as are living on the Vesting Day and in such shares (if more than one) as the Trustees shall in their absolute discretion by irrevocable deed appoint and subject to and in default of such appointment in equal shares absolutely and subject the foregoing IN TRUST absolutely for such charities as the Trustees shall in their absolute discretion think fit

     PROVIDED THAT no power conferred by this clause 4 or by clause 5 shall authorise any payment transfer sale or advance to a Beneficiary or the trustees of another trust if any of the Employees excluded from benefit pursuant to clause 7 would or might benefit from the same in any circumstances save where the proviso to clause 7(c) applies.

5 The Trustees shall without prejudice to all powers conferred upon them by law have the powers set out in Schedule 1 hereto (provided that no such power shall be exercised in a manner inconsistent with the terms of this Trust) and without prejudice to the generality of such powers the Trustees shall subject to clause 3(b) also have the following additional powers:

       a) to invest the Trust Fund in Shares either by way of subscription or purchase and deal with the Shares in any way permitted by the Trust and in making such investments they shall not be obliged to have regard to:

       (i) whether the acquisition represents a prudent financial investment; or

       (ii) whether the Shares produce or are likely to produce income; or

       (iii) whether the Shares are being acquired at the most advantageous price or on the most advantageous terms.

       b) to grant options over Shares or other assets comprised in the Trust Fund to any Beneficiary either for nothing or for an amount agreed by the Beneficiary (which need not be market value) or otherwise on such terms as the Trustees shall in their absolute discretion think fit.

       c) to transfer Shares to any Beneficiary either for nothing or for an amount agreed by the Beneficiary (which need not be market value) and on such terms as the Trustees shall in their absolute discretion determine including (without limitation) the transfer of Shares to Beneficiaries in satisfaction of options granted by the Company pursuant to any Scheme.

       d) to make grants or loans to any Beneficiary on any terms with a view to that Beneficiary acquiring Shares or for any or no specific purpose.

       e) to enter into put and/or call option arrangements with any person in respect of Shares on such terms as the Trustees shall in their absolute discretion think fit.

       f) (i) to bind themselves to provide particular benefits in the future so far as the assets in the Trust Fund permit;

          (ii) to agree or adopt rules setting out the way in which they will exercise their powers;

          (iii) to establish or co-operate in the establishment of Schemes for providing benefits to Beneficiaries.

       g) to transfer all or any part of the Trust Fund to the trustees of an other settlement to be held by them on the trusts applicable to capital monies comprised in such settlement if such transfer would not infringe the rule against perpetuities and if the provisions of such other settlement shall in the opinion of the Trustees be such that such transfer would be beneficial to the persons whom it is thereby sought to benefit.

       h) to transfer Shares at such prices as the Trustees shall in their absolute discretion determine.

       i) to enter into an agreement with any Group Company (so as to bind the Trust Fund) that, if that Group Company shall at any time by notice direct the Trustees to transfer to any Beneficiary any number of Shares in respect of which such Beneficiary shall have validly exercised an option granted under a Scheme, the Trustees shall (to the extent that such Shares are available in the Trust Fund) transfer to such Beneficiary such Shares in consideration of the payment to the Trustees of the exercise price.

6 The Trustees may apply any monies or other funds received by them or in their hands in any of the following ways:

      (a) in the acquisition of Shares or in the payment of any outstanding costs charges and expenses of and incidental to the preparation operation or determination of this Trust or any Scheme in accordance with clause 15;

      (b) in or towards repayment of the principal of or payment of the interest (if any) on any loan from any Group Company or any other person;

      (c) in payment to or for the benefit of any Beneficiary

      PROVIDED THAT if there shall from time to time be monies or other funds available after the application of monies and other funds in the ways set out in (a) to (c) above such monies or other funds may be advanced by way of loan evidenced by a debenture (within the meaning of paragraph 20(4) of Schedule 1 to the Financial Services Act 1986) to any Group Company on such terms as the Trustees shall in their absolute discretion think fit and subject thereto such money or other funds shall be held by the Trustees on a non-interest-bearing bank current account and the Trustees shall not be liable to any person for any loss to the Trust as a result direct or indirect of this proviso the exercise of any discretion thereunder or the holding of money or other funds or a non interest bearing bank current account.

7(a) When a Group Company is a Close Company no person may benefit under the Trust if this would result in a charge to inheritance tax under section 72 of the Act unless the Company, the relevant Group Company (if different) and the person concerned first agree in writing.

(b) If the Trustees accept from a Group Company which is a Close Company a loan or contribution or other disposition which is or would apart from clause 7(b)(i) hereof be a transfer of value for inheritance tax purposes:

     (i) the Trustees shall hold it on the terms of the Trust only if before they accept it all the persons who are or who may be liable under section 202 of the Act for any inheritance tax chargeable on the transfer of value agree in writing; otherwise

     (ii) the Trustees shall hold it on the terms of the Trust except that no person may benefit under the Trust if the benefit would prevent section 13(1) of the Act from applying to the loan or contribution or other disposition.

(c) Notwithstanding any other provision of this Trust no part of the Trust Fund or the income thereof shall be applied at any time for the benefit of a person falling within section 13(2) (and not section 13(3)) of the Act whilst any Group Company is a Close Company PROVIDED THAT this clause 7(c) shall not affect the power of the Trustees to make a payment which is the income of such a person for any of the purposes of United Kingdom income tax or would be so if he were resident in the United Kingdom.

(d) The Trustees shall be entitled to rely without further enquiry on all information supplied to them by any Group Company.

8(a) The Trustees hereby waive any rights to receive dividends (or any part thereof) in respect of Shares and shall not be liable for any loss to the Trust Fund (for so long as such Shares remain in the beneficial ownership of the Trustees) as a result of such waiver [save that this waiver shall not extend to the full amount of any such dividends declared so that the Trustees shall remain entitled to receive up to 0.01 pence per Share]. The Group Companies to which this deed applies agree to accept this waiver and to act in compliance with it PROVIDED THAT the Company may instruct the Trustees in writing to accept a particular dividend or dividends paid on the Shares comprised in the Trust Fund in whole or in part in which case the waiver in relation to the specified dividend or dividends shall not apply.

(b) The Trustees may vote or abstain from voting Shares or accept or reject any offer relating to Shares in any way they see fit without incurring any liability and without being required to give reasons for their decision. They may take the following matters into account:

     (i) the longer term interests of the Beneficiaries;

     (ii) interests of the Beneficiaries other than financial interests;

     (iii) interests of the Beneficiaries in their capacity as Employees or former Employees or their Dependants;

     (iv) interest of persons (whether or not identified) who may become Beneficiaries in the future.

9  Notwithstanding any other provision of this Trust:

     (i) no assets or income of the Trust Fund shall be applied at any time for the benefit of any Group Company other than to repay any loan and interest thereon made to the Trustees by a Group Company; and

10 If a person other than a Group Company makes a gift to the Trust or transfers assets to the Trust otherwise than on bona fide commercial terms with gratuitous intent then the

      Trustees may not provide any benefit under the Trust to that person nor during that person's lifetime to his or her spouse.

11 The Trust shall vest on the Vesting Day in accordance with clause 4 and the Trustees shall not accept any more assets on or after the Vesting Day.

12(a) The Company may at any time and from time to time with the consent of the Trustees by irrevocable deed amend modify or add to all or any of the provisions of the Trust and in particular but without prejudice to the generality of the foregoing the Company may modify the Trust so as to exclude any person from the class of Beneficiaries who would otherwise qualify (but not so as to leave no member of the class or so as to prejudice any prior benefit received from the Trust by such a person), to reinstate any person so excluded and to add new beneficiaries provided that:

      (i) the proviso to clause 4(b), clauses 7 and 13 and this clause 12 may not be altered;

      (ii) no alteration may be made which would prevent the Trust being an employees' share scheme as defined in the Companies Act 1985 or would prevent section 86 of the Act or section 75(6)(d) of the Financial Services Act 1986 applying to the Trust;

     (iii) the perpetuity period applicable to the Trust may not be altered if this would make the Trust void under the rule against perpetuities;

     (iv) clauses 9 and 10 may not be altered so as to allow the Trustees to provide any benefit to any Group Company or any other person who or which has contributed money or property to the Trust or is otherwise a settlor of the Trust for UK tax purposes;

     (v) the power conferred by this clause 12 may not be exercised and shall not be exercised in such a manner if to do so would result in the Trust being void.

(b) A Group Company not being the Company shall become bound by the provisions of this Deed if it makes a contribution to the Trust Fund pursuant to clause 3(b) above and shall cease to be bound by this Deed with effect from the date it ceases to be a Group Company.

13 No power herein shall be exercised by the Trustees in such a way as to cause the trusts hereof not to comply with the provisions of section 86 of the Act, section 743 of the Companies Act 1985 and section 75(6)(d) of the Financial Services Act 1986 and insofar as any power is purportedly exercised in such a way that purported exercise shall be invalid and ineffective.

14(a) This clause 14 applies where a Beneficiary is liable to tax, duties or other amounts on the payment or transfer of any property to the Beneficiary and either his employer or former employer being a Group Company or the Trustees would be liable to make a payment to the appropriate authorities on account of that liability.

(b) The Trustees shall not make any payment or transfer any property to any Beneficiary unless:

      (i) the Beneficiary has made a payment to his employer or former employer or the Trustees equal to the amount which the employer or former employer or Trustees are required to pay to the appropriate authorities; or

     (ii) alternative arrangements are specified in the Scheme rules or agreed between the

          Trustees and the Beneficiary whereby the liability for tax, duties or other amounts will be satisfied.

(c) The Trustee shall, to the extent that they have withhheld or received amounts from the Beneficiaries in accordance with sub-clause (b) above, account for such amounts to the employer or former employer being a Group company or, at such company's request, to the appropriate authorities.

15 All costs charges and expenses of and incidental to the preparation operation and determination of the trusts hereof (including any stamp duty payable by and remuneration of the Trustees) shall be payable by the Group Companies bound by the provisions of this Deed if and to the extent that there is insufficient money comprised in the Trust Fund when the same are due and payable in such proportion as they shall inter se agree having regard to the circumstances.

16(a) The Company may at any time by irrevocable deed or deeds and without any other formality:-

      (i) remove any person from the office of Trustee;

      (ii) accept the resignation of any person as a Trustee; or

      (iii)  appoint a new or additional Trustee.

(b) Subject to sub-clause (c) below, the minimum number of Trustees shall be two unless a company is a Trustee hereof in which event the company may be may act as sole Trustee hereof.

(c) On the retirement of a Trustee he shall be entitled to be discharged by deed from the trusts hereof notwithstanding that following his retirement there will be a sole continuing Trustee which is not a company but the Company shall in such latter event forthwith appoint an additional Trustee.

(d) A person may be appointed to be a trustee hereof notwithstanding that such person is not resident in the United Kingdom and remaining out of the United Kingdom for more than 12 months shall not be a ground for the removal of a Trustee.

17(a) Every Trustee shall be answerable only for losses arising from his own fraud or wilful default or neglect and shall not be answerable for any act neglect or default of his co-Trustee (unless he knew of or participated in the same) and any Trustee who shall pay over to his co-Trustee or do any act or thing or make any omission enabling such co-Trustee to receive any moneys or other property for the purpose of these trusts shall not be bound to see to their due application or be subsequently rendered liable by any express notice of the misapplication of any such moneys or property nor shall the Trustees be liable for any neglect or default of any solicitor accountant banker valuer or other agent employed by the Trustees.

(b) The Company shall keep the Trustees (and their estates where applicable) indemnified against any loss or deficiency incurred by it in connection with the Trust and against any claims liabilities and demands arising out of anything lawfully done or caused or omitted to be done by them in the exercise of the powers and discretion vested in them by this deed or otherwise arising howsoever out of or in connection with the administration and operation of the Trust but so that no Trustee shall be indemnified in respect of any fraud or wilful default on his part or in the case of a Trustee engaged in the business of providing a trustee service for a fee his negligence.

(c) In addition the Trustees shall have the benefit of all indemnities conferred upon trustees generally by law and by the Trustee Act 1925.

18 Any Trustee who shall be or become a director of or holder of any other office or employment within the Group may retain for his own absolute benefit any fees or remuneration received by him in connection with such office or employment notwithstanding that his appointment to or retention of such office or employment may be directly or indirectly due to the exercise or non-exercise of any votes in respect of Shares held by the Trustees or other persons on their behalf under the trusts hereof.

19(a) Any Trustee (and any director or officer of a body corporate or a trust corporation acting as Trustee) shall not on his own account be precluded from acquiring holding or dealing with any Shares or any other company in the shares of which any Group Company may be interested or from entering into any contract or transaction with a view thereto and nor shall he be in any way liable to account to any Group Company or any Beneficiary for any profits made fees commissions shares of brokerage discounts allowed or advantages obtained by him from or in connection with such acquisition holding dealing contract or transaction.

(b) No officer or employee of the Trustees shall be liable to account to any Beneficiary for any remuneration or other benefit received in connection with the trusts hereof and no Trustee or officer or employee of the Trustees shall be liable to account to other Beneficiaries for any profit derived from the appointment of the whole or part of the Trust Fund.

20 Any individual Trustee shall be entitled to receive and retain as remuneration for his services hereunder such sum or sums as the Directors may from time to time vote and pay to him therefor and in particular but without prejudice to the generality of the foregoing any Trustee being a solicitor accountant stockbroker or other person engaged in any profession or business shall be entitled to be paid all usual professional or other proper charges for business transacted time expended or acts done by him or any employee or partner of his firm in connection with these trusts including acts which a Trustee not being in any profession or business could have done personally. Any Trustee being a body corporate (whether or not a trust corporation) may charge and be paid such reasonable remuneration or charges as shall from time to time be agreed in writing between the Company and such body corporate and any such body corporate (being a bank) shall be entitled (without accounting for any resultant profit) to act as banker and perform any services in relation to these trusts on the same terms as would be made with a customer in the ordinary course of its business as a banker.

21(a) The Trustees may meet together for the despatch of business adjourn and otherwise regulate their meetings as they think fit and may determine the quorum necessary for the transaction of business. Until so fixed and unless a company shall for the time being be the sole Trustee hereof the quorum shall be two. Questions arising at any meeting shall be decided by a majority of votes and in case of any equality of votes the Chairman of the meeting (who shall be elected by the meeting) shall have a second or casting vote.

(b) A resolution in writing signed by all the Trustees for the time being shall be as valid and effectual as a resolution passed at a meeting of the Trustees. Such resolution may be contained in one document or in several documents in like form each signed by one or more of the Trustees for the time being.

(c) A meeting of the Trustees at which a quorum is present shall be competent to exercise all the powers and discretion exercisable by the Trustees generally.

(d) The Trustees shall cause proper minutes to be kept and entered in a book provided for the purpose of all their resolutions and proceedings and any such minutes of any meeting of the Trustees if purporting to be signed by the Chairman of such meeting or by the Chairman of the next succeeding meeting shall be admissible as prima facie evidence of the matters stated in such minutes.

(e) The Trustees shall keep adequate and proper accounts of all moneys and other property comprised in and all transactions affecting these trusts and shall once at least in every year cause such accounts to be made up and audited by qualified accountants approved by the Company and shall submit such accounts to the Company.

(f) The Trustees shall prepare and keep all such documents and records as may be required for the purpose of the Trust.

(g) The Trustees may place any documents of title for the time being in their possession in connection with the trusts hereof in any bank or safe deposit and shall not be responsible for any loss incurred by their so doing.

(h) The Trustees may in any particular case or cases in their sole discretion decide not to commence proceedings for the recovery of any moneys due to them whether from any Beneficiary or his legal personal representatives or any other party and shall not be responsible for any loss incurred by their so doing.

(i) Valid and effectual receipts and discharges for any moneys or other property payable transferable or deliverable to the Trustees or any of them may be given by any one Trustee or by any person from time to time authorised in writing for the purpose by the Trustees.

(j) The Trustees may from time to time appoint and remunerate for the proper administration and management of these trusts such secretarial or executive officers or staff or other persons as they consider desirable and the Company approves.

22(a) The proper law of the Trust shall be that of England and Wales and all rights hereunder and its construction and effect shall be subject to the jurisdiction of and construed according to the laws of England and Wales.

(b) The Courts of England and Wales shall be the forum for the administration of these Trusts.

23 It is hereby confirmed by the parties hereto that this instrument falls within category L in the Schedule to the Stamp Duty (Exempt Instruments) Regulations 1987.


IN WITNESS whereof this document has been duly executed as a deed and has been duly delivered on the day and year first before written.


EXECUTED as a DEED by                           )
Castle Transmission Services (Holdings) Ltd.    )
acting by:                                      )
                                                --------------------------
                                                Director

                                                --------------------------
                                                Director/Secretary


EXECUTED as a DEED by                           )
Castle Transmission (Trustees) Limited          )
acting by:                                      )
                                                --------------------------
                                                Director

                                                --------------------------
                                                Director/Secretary

SCHEDULE ONE

The Trustees shall have the following powers:

1 Power to acquire and hold or dispose of any property (tangible or intangible, movable or immovable), whether or not it produces income and whether involving liabilities or not and the Trustees shall not be under a duty to diversify the investments of the Trust Fund;

2 Power to transfer the whole or any part of the Trust Fund to nominees on such terms as to remuneration or otherwise as the Trustees may think fit and the trustees shall not be liable for any loss resulting from the proper use of this power;

3  Power to enter into any contract or incur any obligation;

4 Power to borrow money or other property on any terms for any purposes (including acquiring assets) from any person or persons;

5 Power to grant any mortgage or charge over or give any right of recourse against any of or all of the Trust Fund;

6 Power to insure assets of the Trust Fund for any amount against any risk and any moneys received under such assurance may be applied in the replacement of any such asset and any premiums may be paid out of the Trust Fund;

7 Power to delegate all powers duties or discretion conferred hereby or by law to any person or persons and on any terms;

8 Power to give warranties indemnities and undertakings in connection with the disposal of any Shares comprised in the Trust Fund ;

9 Power to enter into any agreement in relation to shares debentures or securities comprised in the Trust Fund or arrangement for the variations of rights attaching thereto or to enter into a scheme for the reconstruction or amalgamation of any company whose shares debentures or securities are comprised in the Trust Fund and power to exercise all voting and other rights conferred by such shares debentures or securities in such manner as they shall deem fit;

10 Power to leave the management and conduct of the affairs and business of any company the shares or securities of which are comprised in the Trust Fund (including the payment or non-payment of dividends) to the directors of such company without being under a duty to interfere with the management of such company;

11 Power to lend any money comprised in the Trust Fund to any Beneficiary on such terms and conditions as they shall in their absolute discretion think fit provided that no such loan shall be made upon terms that repayment may be made after the Vesting Day;

12 Power in any case where the Trustees are hereby or by law directed or empowered to apply any income or capital of the Trust Fund for the benefit of any Beneficiary who is an infant (instead of themselves so applying the same) to pay or transfer the same to any parent or guardian of such infant (whose receipt shall be a good discharge to them) without being liable to see to the due application by such parent or guardian;

13 Power to enter into any indemnity in favour of any former Trustees or other person or persons in respect of any tax or other liability arising out of these trusts and power to charge or deposit any property comprised in the Trust Fund as security for such indemnity;

14 Power to pay all taxes arising out of these trusts which may be assessed on them whether or not by reason of the residence of the person assessed or otherwise the assessment shall be unenforceable;

15 Power to disclose such information about such matters to such persons as they may think fit PROVIDED THAT they shall not do so to persons other than professional advisers and Group Companies without the prior consent in writing of the Company;

16 Power to compromise any disputes affecting the Trust Fund or to submit the same to arbitration and to compromise or compound any debts owing to the Trustees or any other claim against them upon such evidence and such terms as shall reasonably seem sufficient to the Trustees;

17 Power to appropriate any property from time to time comprised in the Trust
   Fund in or towards satisfaction of the beneficial interest of any Beneficiary and for the purpose of such appropriation the Trustees shall have power to ascertain and fix the value of such property in all respects as they shall in their absolute discretion think fit and every appropriation and valuation made pursuant to this power shall be binding on all persons then or thereafter interested hereunder;

18 Power generally to have and to exercise all the powers of an absolute beneficial owner in respect of assets comprised in the Trust Fund including without limitation power to exercise all voting and other rights in respect of Shares in such manner as they shall deem fit;